EXHIBIT 99.1

FOR IMMEDIATE RELEASE

FEBRUARY 16, 1999

                   MRV REPORTS YEAR AND FOURTH QUARTER RESULTS

CHATSWORTH, Calif. MRV Communications, Inc., today reported its year end and fourth quarter results for the period ending December 31, 1998.

Net sales for the fourth quarter were a record $74,833,000, compared with $48,400,000 for the same period last year, an increase of 55%. Pro forma loss, which excludes extraordinary and one-time items, was $2,347,000 or $0.09 per diluted share, compared with net income of $7,111,000 or $0.25 per diluted share for the fourth quarter of 1997.

Net sales for the year ended December 1998 were $264,075,000, compared with $165,471,000 for 1997, an increase of 60%. Pro forma net income for 1998, which excluded extraordinary and one-time items, was $14,869,000 or $0.53 per diluted share, compared with net income of $22,585,000 or $0.88 per diluted share for 1997.

Actual net income for the fourth quarter, including extraordinary and one time items, was $239,000 or $0.01 per diluted share compared to net income of $7,111,000 or $0.25 per diluted share for the fourth quarter of 1997.

Actual loss for the year, including the extraordinary and one-time items, was $20,106,000 or $0.76 per diluted share compared to net income of $22,585,000 or $0.88 per diluted share for 1997.

Noam Lotan, President and CEO, commented, "While the fourth quarter presented extraordinary challenges it appears that we are emerging from a period of sustained downward pressure on margins. Prices on networking products, while continuing to decline, are finding a more stable environment which could lead to improvements. However, during the next two quarters such improvements are not anticipated to be significant. Essential to improving margins will be the following:

o Successful market acceptance of a new suite of networking devices with advanced feature sets and improved cost structures. Principal among these are new desktop and workgroup switching products, the Accelerouter introduced at the ComNet show in January, and the Fiber Driver introduced in the fourth quarter.
o Enhancement of our manufacturing capabilities, especially with regard to the optical components business where we have incurred higher than normal production costs in the face of a surprisingly strong ramp up in orders."

Lotan continued, "As our optical component business continues to grow, MRV becomes one of the most vertically integrated optical networking companies in the market. Ultimately our success will depend on our ability to transmit, route, and manage light moving through a fiber optic network."

Although MRV reported its first, second, and third quarter results of 1998 in accordance with established accounting practice and valuations of acquired purchased technology in progress provided by independent valuators, these valuations have been reconsidered in light of very recent Securities and Exchange Commission guidance regarding valuation methodology.

Based on this new valuation methodology, the value of the purchased technology in progress related to the Xyplex acquisition was reduced to $20,633,000 and the amount of intangible assets was increased by $9,938,000.

This release may contain projections or other forward-looking statements regarding future events or the future financial performance of the Company that involve risks and uncertainties. Readers are cautioned that these statements are only predictions and may differ materially from actual future events or results. Readers are referred to the documents filed by MRV with the SEC, specifically the most recent reports on Form 10-K and 10-Q which will be amended for all 1998 quarters, and which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including risks associated with dependence on new product offerings, competition, patents, intellectual property and licensing, future growth, rapid technological and market change, manufacturing and sourcing risks, international operations, volatility of stock price, financial risk management, and potential volatility in operating results, among others.


MRV Communications, Inc. is a leading manufacturer and marketer of optical networks systems and components. MRV's products integrate switching, routing, remote access and fiber optic transmission systems. The Company designs, manufactures and sells two groups of products: (i) computer networking products, primarily Ethernet local area network ("LAN") routing switches, wide area network ("WAN") and remote access devices and related equipment and (ii) fiber optic components for the transmission of voice, video and data across enterprise, telecommunications and cable TV networks. The Company's advanced networking solutions greatly enhance the functionality of LANs and WANs by reducing network congestion while allowing end users to preserve their legacy investments in pre-existing networks and providing cost-effective migration paths to next generation technologies such as Gigabit Ethernet, remote access and voice over IP. The Company's fiber optic components incorporate proprietary technology which delivers high performance under demanding environmental conditions.



                            MRV COMMUNICATIONS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands)

-----------------------------------------------------------------------------------
                                                       December 31,    December 31,
                                                          1998             1997
                                                       (Audited)        (Audited)
-----------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS:

          Cash & cash equivalents                      $  20,692       $  19,428
          Short-term investments                          30,493          36,413
          Accounts receivable, net of
             reserves of $8,489  in 1998 and
             $4,252 in 1997                               54,596          47,258
          Inventories                                     47,467          41,689
          Deferred income taxes                            5,035           2,280
          Other current assets                             5,508           7,248
-----------------------------------------------------------------------------------
             Total current assets                        163,791         154,316

PROPERTY AND EQUIPMENT - At cost,
          net of depreciation and amortization            19,357           8,183

OTHER ASSETS:
          Intangibles, including goodwill                 26,666           5,077
          Investments                                    100,138          62,382
          Deferred income taxes                            5,661           6,231
          Loan financing costs and other                   4,579              47
-----------------------------------------------------------------------------------
                                                       $ 320,192       $ 236,236
-----------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
          Current maturities of financing lease
             obligations                               $     185       $     111
          Accounts payable                                29,757          30,439
          Accrued liabilities                             13,606           8,429
          Accrued restructuring costs                         82              --
          Deferred revenue                                 4,398             293
          Income taxes payable                               445           3,485
-----------------------------------------------------------------------------------
             Total current liabilities                    48,473          42,757

LONG-TERM LIABILITIES
          Convertible debentures                          90,000              --
          Capital lease obligations, net of
             current portion                               1,400             788
          Deferred income taxes                               48              --
          Other long-term liabilities                      2,869           2,065
-----------------------------------------------------------------------------------
             Total long term liabilities                  94,317           2,853


MINORITY INTERESTS                                         2,973             657

STOCKHOLDERS' EQUITY:
          Preferred stock, $0.01 par value:
             1,000 shares authorized no shares
             outstanding                                      --              --
          Common stock, $0.0034 par value:
             80,000 shares authorized and
             26,639 shares outstanding in 1998
             and 26,360 shares outstanding in 1997            88              88
          Additional paid-in capital                     180,656         175,874
          Treasury Stock                                    (133)             --
          Retained earnings (deficit)                     (5,471)         14,635
          Cumulative translation adjustments                (711)           (628)
-----------------------------------------------------------------------------------
          Total stockholders' equity                      174,429         189,969
-----------------------------------------------------------------------------------
                                                        $ 320,192       $ 236,236
-----------------------------------------------------------------------------------

MRV COMMUNICATIONS, INC.


CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)


                                                                        Year Ended                 Three Months Ended
-------------------------------------------------------------------------------------------   ---------------------------
                                                                December 31,   December 31,   December 31,    December 31,
                                                                   1998           1997           1998            1997
                                                                (Audited)       (Audited)     (Unaudited)    (Unaudited)
-------------------------------------------------------------------------------------------   ---------------------------
REVENUES, net                                                   $ 264,075       $ 165,471      $  74,883       $  48,400
-------------------------------------------------------------------------------------------   ---------------------------
COSTS AND EXPENSES:

       Cost of goods sold                                         162,284          94,709         53,186          27,843

       Write-down of discontinued products                          3,101              --          3,101              --

       Research and development expenses                           25,817          13,093          8,480           3,999

       Selling, general and administrative expenses                56,753          27,365         16,978           8,620

       Purchased technology in progress                            20,633              --             --              --

       Restructuring costs                                         15,671              --         (7,523)             --
-------------------------------------------------------------------------------------------   ---------------------------
       Operating income (loss)                                    (20,184)         30,304            661           7,938

       Interest expense related to convertible notes                2,480             843          1,110             416

       Other income (expense), net                                  6,819           2,744          3,537           2,284

       Provision for income taxes                                   5,707           9,474          4,665           2,634

       Minority interests                                           1,345             146            975              61
-------------------------------------------------------------------------------------------   ---------------------------
NET INCOME (LOSS) BEFORE EXTRAORDINARY ITEM                       (22,897)         22,585         (2,552)          7,111

EXTRAORDINARY ITEM
       Gain on repurchase of convertible notes, net of tax          2,791              --          2,791              --

NET INCOME (LOSS)                                               $ (20,106)      $  22,585      $     239       $   7,111
-------------------------------------------------------------------------------------------   ---------------------------
NET INCOME (LOSS) PER SHARE - BASIC
       BEFORE EXTRAORDINARY ITEM                                $   (0.86)      $    0.95      $   (0.10)      $    0.27

NET INCOME (LOSS) PER SHARE - DILUTED
       BEFORE EXTRAORDINARY ITEM                                $   (0.86)      $    0.88      $   (0.08)      $    0.25

NET INCOME (LOSS) PER SHARE - BASIC                             $   (0.76)      $    0.95      $    0.01       $    0.27

NET INCOME (LOSS) PER SHARE - DILUTED                           $   (0.76)      $    0.88      $    0.01       $    0.25
-------------------------------------------------------------------------------------------   ---------------------------
SHARES USED IN PER SHARE CALCULATION - BASIC                       26,532          23,670         26,637          26,315

SHARES USED IN PER  SHARE CALCULATION - DILUTED                    26,532          25,734         30,207          28,432
-------------------------------------------------------------------------------------------   ---------------------------

MRV COMMUNICATIONS, INC.

The following represents the historical statements of operations adjusted for purchased technology in progress, restructuring costs, writedown of discontinued products and gain on repurchase of convertible notes.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (the following pro-forma statements exclude extraordinary and one time items as indicated below)

(In thousands, except per share data)                          Year Ended                 Three Months Ended
-----------------------------------------------------------------------------------  ----------------------------
                                                         December 31,  December 31,  December 31,    December 31,
                                                            1998           1997         1998            1997
                                                         (Unaudited)   (Unaudited)   (Unaudited)    (Unaudited)
-----------------------------------------------------------------------------------  ----------------------------
REVENUES, net                                             $264,075      $165,471      $ 74,883       $ 48,400
-----------------------------------------------------------------------------------  ----------------------------
COSTS AND EXPENSES:
       Cost of goods sold                                  162,284        94,709        53,186         27,843
       Research and development expenses                    25,817        13,093         8,480          3,999
       Selling, general and administrative expenses         56,753        27,365        16,978          8,620
-----------------------------------------------------------------------------------  ----------------------------
       Operating income (loss)                              19,221        30,304        (3,761)         7,938

       Interest expense related to convertible notes         2,480           843         1,110            416

       Other income (expense), net                           6,819         2,744         3,537          2,284

       Provision for income taxes                            7,346         9,474            38          2,634

       Minority interests                                    1,345           146           975             61
-----------------------------------------------------------------------------------  ----------------------------
NET INCOME (LOSS)                                         $ 14,869      $ 22,585      $ (2,347)      $  7,111
-----------------------------------------------------------------------------------  ----------------------------
NET INCOME (LOSS) PER SHARE - BASIC                       $   0.56      $   0.95      $  (0.09)      $   0.27

NET INCOME (LOSS) PER SHARE - DILUTED                     $   0.53      $   0.88      $  (0.09)      $   0.25
-----------------------------------------------------------------------------------  ----------------------------
SHARES USED IN PER  SHARE CALCULATION - BASIC               26,532        23,670        26,637         26,315

SHARES USED IN PER  SHARE CALCULATION - DILUTED             31,294        25,734        26,637         28,432
-----------------------------------------------------------------------------------  ----------------------------


NOTE: PRO FORMA STATEMENTS ABOVE EXCLUDE THE FOLLOWING

       Purchased technology in progress                     20,633            --            --             --
       Restructuring costs                                  15,671            --        (7,523)            --
       Writedown of discontinued products                    3,101            --         3,101             --
       Gain on repurchase of convertible notes               4,430            --         4,430             --


Contact:
Investor Relations
Diana Hayden
(818) 886-6782